UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2026

iShares® Silver Trust
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-32863 (Commission File Number)	13-7474456 (I.R.S. Employer Identification No.)

c/o iShares Delaware Trust Sponsor LLC
400 Howard Street
San Francisco, California 94105
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	SLV	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2026, Jay Jacobs was appointed to the Board of Directors of iShares Delaware Trust Sponsor LLC (the “Sponsor”), which is the sponsor of iShares® Silver Trust (the “Trust”). Mr. Jacobs was appointed by BlackRock Asset Management International Inc., which is the member of the Sponsor. Also on March 27, 2026, Mr. Jacobs was appointed as the President and Chief Executive Officer of the Sponsor.

Mr. Jacobs is a Managing Director of BlackRock, Inc. (“BlackRock”) and has served as the U.S. Head of Equity ETFs at BlackRock since April 7, 2025. In this role, he oversees the overall product strategy, thought leadership, and client engagement for BlackRock’s U.S. index and active equity ETF business. Mr. Jacobs joined BlackRock as U.S. Head of Thematics and Active Equity ETFs on April 18, 2022. From May 2013 to March 2022, he worked at Global X ETFs, where he founded and led the firm’s research and strategy team. Previously, Mr. Jacobs was a business analyst at the New York Stock Exchange from July 2011 to May 2013. Mr. Jacobs earned a BA degree in International Studies from Emory University and an MBA from Columbia Business School. He is a CFA charterholder.

In addition, effective March 27, 2026, Shannon Ghia resigned as a Director of the Sponsor and as President and Chief Executive Officer of the Sponsor. Ms. Ghia’s decision to resign was not the result of any dispute or disagreement with the Sponsor or the Trust on any matter relating to the Trust's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2026

iShares® Silver Trust*

By:	iShares Delaware Trust Sponsor LLC

By:	/s/ Bryan Bowers
Name: Bryan Bowers Title: Director and Chief Financial Officer

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the Sponsor of the Trust.